Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net

Property and equipment, net consisted of the following:

	As of December 31,
	2025	2024
	In thousands of USD
Buildings	$7,451	$15,977
Furniture and equipment	844	685
Motor vehicles	36	152
Office improvements	1,882	1840
Subtotal	10,213	18,654
Less: accumulated depreciation	(3,170)	(4,961)
Property and equipment, net	$7,043	$13,693